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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (date of earliest event reported):
                                December 20, 1999



                              Intermet Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Georgia                     0-13787             58-1563873
----------------------------        ------------        ------------------
(State or other jurisdiction        (Commission         (I.R.S. Employer
of incorporation)                   File Number)        Identification Number


              5445 Corporate Drive, Suite 200, Troy, Michigan 48098
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (248) 952-2500
               --------------------------------------------------
               Registrant's telephone number, including area code


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Item 2.  Acquisition or Disposition of Assets

On December 20, 1999 Intermet acquired all of the issued and outstanding stock of Diversified Diemakers, Inc., a Delaware corporation, from Gantec II, LLC, JJM, LLC and Cerberus Institutional Partners, L.P. for a purchase price of $160,000,000. The purchase was made in accordance with a Stock Purchase Agreement dated November 16, 1999. Also on December 20, 1999 Intermet acquired all of the issued and outstanding stock of Ganton Technologies, Inc., an Illinois corporation, from Gantec II, LLC and JJM, LLC for a purchase price of $110,000,000. The purchase was made in accordance with a Stock Purchase Agreement dated November 16, 1999. Intermet believes that the purchase price for Diemakers and Ganton represents a fair market value for each company based on their assets and past and prospective earnings. Intermet has no material relationships with any of the selling shareholders of Ganton or Diemakers.

In order to finance the acquisition, Intermet borrowed $200,000,000 in the form of an eighteen month term loan pursuant to a Term Loan Agreement dated December 20, 1999 among Intermet, The Bank of Nova Scotia, Bank One, Michigan, SunTrust Bank, Atlanta, Comerica Bank, KeyBank National Association and other lenders. The remaining $70,000,000 plus related fees and expenses was obtained pursuant to an existing Five Year Credit Agreement dated November 5, 1999, among Intermet, The Bank of Nova Scotia, Bank One, Michigan, SunTrust Bank, Atlanta, Comerica Bank and other lenders.

Ganton is engaged in the manufacture and sale of aluminum die-castings for the automotive industry. Ganton's products include fluid-handling components such as oil pans, transmission housings and cam covers, as well as brackets and structural components. Ganton operates three manufacturing facilities, two located in Sturtevant, Wisconsin and one located in Pulaksi, Tennessee. Diemakers is engaged in the manufacture and sale of magnesium and zinc die-cast products for the automotive, commercial and electronics industries. Diemakers's products include brake pedal brackets, instrument panel frames and multi-slide housings. Diemakers has three production facilities located in Monroe City, Missouri, Palmyra, Missouri and Hannibal, Missouri.

The purchased assets are presently used in the businesses described above and Intermet presently intends to continue to use the assets for such purposes.




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Item 7.  Financial Statements and Exhibits

2. (a) and (b)       Financial Statements

Filing of the financial statements required by this Form 8-K is not practical as of this date. Therefore, the financial statements will be filed by amendment to this Form 8-K when available, but in no event later than March 3, 2000.

2.    (c)            Exhibits

      99.1.   Diversified Diemakers, Inc. Stock Purchase and Sale Agreement

      99.2. Contents of Omitted Schedules and Exhibits to Diversified Diemakers, Inc. Stock Purchase and Sale Agreement

      99.3.   Ganton Technologies, Inc. Stock Purchase and Sale Agreement

      99.4. Contents of Omitted Schedules and Exhibits to Ganton Technologies, Inc. Stock Purchase and Sale Agreement




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           INTERMET CORPORATION



                                           By: /s/ Doretha J. Christoph
                                                   ----------------------------
                                           Doretha J. Christoph
                                           Vice President- Finance
                                           and Chief Financial Officer


Dated:  December 29, 1999





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                                 Exhibit Index

Exhibit
Number                                  Description
------                                  -----------
99.1           Diversified Diemakers, Inc. Stock Purchase and Sale Agreement

99.2           Contents of Omitted Schedules and Exhibits to Diversified
               Diemakers, Inc. Stock Purchase and Sale Agreement

99.3           Ganton Technologies, Inc. Stock Purchase and Sale Agreement

99.4           Contents of Omitted Schedules and Exhibits to Ganton
               Technologies, Inc. Stock Purchase and Sale Agreement
